UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2012
AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Indentification No.)

6000 Westown Parkway, West Des Moines, Iowa	50266
(Address of Principal Executive Offices)	(Zip Code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
On February 22, 2012, the registrant issued a press release announcing its financial results for the year ended December 31, 2011, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference. The registrant's financial supplement for the year ended December 31, 2011, is attached as Exhibit 99.2 and is incorporated herein by reference.
The information, including exhibits attached hereto, furnished under this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Press release dated February 22, 2012, announcing American Equity Investment Life Holding Company's financial results for the year ended December 31, 2011.
99.2	American Equity Investment Life Holding Company's Financial Supplement for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2012

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Wendy C. Waugaman
Wendy C. Waugaman
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 22, 2012, announcing American Equity Investment Life Holding Company's financial results for the year ended December 31, 2011.
99.2	American Equity Investment Life Holding Company's Financial Supplement for the year ended December 31, 2011.